UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – September 9, 2015

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 10, 2015, West Pharmaceutical Services, Inc. ("West") management will present at CL King's 13th Annual Best Ideas Conference in New York, New York at 1:15 PM Eastern Time.

In addition, on September 16, 2015, West management will present at the 2015 Morgan Stanley Global Healthcare Conference in New York, New York at 4:15PM Eastern Time.

A copy of West's presentation materials from these conferences will be available for 30 days through the Investors link on http://www.westpharma.com, and is also attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01 Other Events.

On September 9, 2015, West entered into an agreement (the "Agreement") to purchase a group annuity contract from Metropolitan Life Insurance Company ("MetLife") to settle approximately $140.0 million of its approximate $315.0 million of outstanding pension benefit obligations under the West Pharmaceutical Services, Inc. Employees' Retirement Plan (the "Plan"). MetLife was selected by the Plan's fiduciary, with the advice of an independent expert.

In connection with the Agreement, MetLife will assume the obligation to pay future pension benefits and provide administrative services beginning November 1, 2015 for approximately 1,750 West retirees and surviving beneficiaries who retired before January 1, 2015 and are currently receiving payments from the Plan.

The purchase is being funded directly by the assets of the Plan. In addition, West expects to make an additional contribution of approximately $15.0 million to the Plan in order to maintain the Plan's funded status as of the transaction date. This contribution will be funded by cash on hand and debt financing, and it will be incremental to West's previous assumption of 2015 pension plan contributions of $23.3 million.

A copy of the press release issued by West announcing the transaction is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

West expects to recognize a non-cash, one-time pension settlement charge of approximately $50.0 million pre-tax (approximately $31.0 million after tax) in the third quarter of 2015.

Forward-Looking Information

This Current Report on Form 8-K ("Form 8-K") contains a number of forward-looking statements, all of which are based on West's current expectations regarding future events and speak only as of the date of this Form 8-K. These forward-looking statements involve a number of risks and uncertainties. For a description of certain factors that could cause West's future results to differ from those expressed in any such forward-looking statements, see the risk factors disclosed in Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2014. Except as required by law or regulation, we do not intend to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Investor Presentation.
	Exhibit 99.2	West Pharmaceutical Services, Inc. Press Release, dated September 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

September 10, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Investor Presentation.
99.2	West Pharmaceutical Services, Inc. Press Release, dated September 10, 2015.

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